EXHIBIT 10.13
CONTRACT OF LEASE
Made and Entered into in Yokneam on the 15th of May,
2007
Between
Shaar Yokneam Ltd. Partnership
Partnership No. 550014666
P.O. Box 282, Yokneam
Who Shall Hereinafter Be Referred to for the Sake of
Brevity as “The Lessor”
The First Party
And Between
Mellanox Technologies, Ltd.
A Private Registered Company No. 512763285
Hermon House, Yokneam
Which Shall Hereinafter Be Referred to for the Sake of
Brevity as “The Lessee”
The Second Party

Fourth Addendum to Contract of Lease of 9.5.2001
To the First Addendum of 23.8.2001
To the Second Addendum of 23.8.2006
And to the Third Addendum of 26.10.2006
Made and Entered into in Yokneam
on the 15th of May 2007
Between
Shaar Yokneam, A Registered Limited Partnership
(Partnership No. 550014666)
Through its authorized signatories
Mr. Koby Ben Yakov (I.D. No. 10509131)
And Yitzchak (Tzachi) Levy (I.D. No. 22448534)
Authorized to sign on the partnership’s behalf and to bind the partnership.
Whose address for the purpose of this contract shall be
At the “Shaar Hacarmel” site
5 Nachum Chet Street, Tirat Carmel
Who shall hereinafter be referred to for the sake of brevity as “the Lessor”,
The First Party
And Between
Mellanox Technologies, Ltd. (a private registered company No. 512763285)
Through its authorized signatory Mr. Ayal Waldman (I.D. No. 56429095)
Authorized to sign on the company’s behalf and to bind the company
Whose address for the purpose of this contract shall be
At the Hermon Building, Shaar Yokneam, Yokneam
And who shall hereinafter be referred to for the sake of brevity as “the Lessee”,
The Second Party

Whereas	The Lessor is the registered owner or leaseholder, as the case may be, and the sole holder of possession of land in an area of approximately

62,000 m2 (hereinafter — “the Land”) including whole parcels and parts of parcels in block 11098, excepting part of parcels 21 and 82 which are not registered in the name of the Lessor and for whom Sultam, Ltd., who sold the rights in the above said Land to the Lessor undertook to acquire and to transfer the rights of ownership or leasehold to the Lessor;

And Whereas	The Land as described above is in an area zoned for industry according to the Local Planning Board plan C/297;

And Whereas	Amongst the other buildings built on the Land the building known as Hermon House has been built on part of parcels 48, 49, 50, 79 and 80 in block 11098 in a building known as Hermon House (hereinafter — “Hermon House”);

And Whereas	On 9.5.2001 a lease contract was signed between the Lessor and the Lessee (hereinafter — “the Main Contract”) with respect to “the Leased Premises”, as defined in the Main Contract (hereinafter — “the Leased Premises”);

And Whereas	On 9.5.2001 a management contract was signed between the Lessor and the Lessee regulating the management of the building in which the Leased Premises are found (hereinafter - “the Management Agreement”);

And Whereas	On 23.8.2001 an addendum to the Main Agreement was signed between the Lessor and the Lessee (hereinafter — “the First Addendum”) according to which an “Additional Area” was added to the Leased Premises, as defined in the “First Addendum”, and also 5 (five) parking places were added to the Leased Premises (hereinafter — “the Additional Area”);

“The Leased Premises” plus “the Additional Area” including all 105 (one hundred and five) parking places, rented out to the Lessee under the Main Contract and pursuant to the First Addendum, shall hereinafter, for the sake of brevity, be referred to as the “New Leased Premises”;

And Whereas	On 23.8.2001 an agreement was signed between the Lessor and the Lessee regarding the execution of interior works in the Leased Premises (hereinafter — “the Second Addendum”);

And Whereas	On 26.10.2006 a third addendum to the “Main Contract” was signed between the Lessor and the Lessee according to which the Lease Period which is the subject matter of the Main Contract was extended (hereinafter — “the Third Addendum”);

And Whereas	The parties wish to alter the terms, conditions and provisions of the Main Contract of the First Addendum and of the Third Addendum pursuant to that stipulated below in this addendum of the Main Contract (hereinafter: “The Fourth Addendum”) and all of this in accordance with the terms and conditions and provisions of this Addendum of the Main Contract;

And Whereas	The Lessee is interested in leasing from the Lessor and the Lessor is interested in renting out to the Lessee, in addition to the New Leased Premises, an additional area of approximately 835 m2 located on the first floor (above the ground floor) of Hermon House, which is marked in red in the plans attached hereto as Appendix A of this Addendum, and an additional area of approximately 55 m2 located at the entrance of Hermon House on the ground floor, marked in yellow as detailed in the plans attached hereto as Appendix A1 of this Addendum and in total 890 m2, constituting a material and integral part hereof (hereinafter — “the Additional Area Pursuant to the Fourth Addendum”) and all of this, under the terms and conditions as detailed in this Addendum of the Main Contract;

“The New Leased Premises” plus “the Additional Area Pursuant to the Fourth Addendum” shall hereinafter, for the sake of brevity,

be referred to as “the Current Leased Premises”;

And Whereas	Pursuant to the Main Contract, pursuant to the First Addendum, pursuant to the Third Addendum and pursuant to this Addendum of the Main Contract, the New Leased Premises, the Additional Area Pursuant to the Fourth Addendum and the Current Leased Premises are rented out to the Lessee under a lease which is unprotected pursuant to the Protection of Tenancy Law (Consolidated Version), 5732 — 1972 (hereinafter — “the Law”).
Therefore it is Stipulated and Agreed Between the Parties as Follows:
Preamble and Appendices
1.	The preamble to this Addendum of the Main Contract and all appendices thereto as well as the facts specified therein, constitute an integral and a material part of this Addendum and shall be considered as if included in the body of this Addendum.
Changes to the Terms and Conditions of the Management Contract, the Management Contract, the First Addendum and the Third Addendum
2.	The parties hereby agree that all the terms and conditions and provisions of the Main Contract, of the Management Contract, of the First Addendum and of the Third Addendum, shall apply, according to the changes as detailed below in this Addendum of the Main Contract also to the lease of the Current Leased Premises pursuant to the terms and conditions of this Addendum.
The Addition of “The Additional Area Pursuant to the Fourth Addendum”
3.	The parties hereby agreed that an additional area shall be added to the New Leased Premises of approximately 835 m2 located on the first floor (above the ground floor) of Hermon House, marked in red in the plans attached hereto as Appendix A of this Addendum and an additional area of approximately 55 m2 located at the entrance of Hermon House on the ground floor, marked in yellow as detailed in the plans attached hereto as Appendix A1 of this Addendum, and in total 890 m2, that is to say “the Additional Area Pursuant to the Fourth

Addendum” and all of this pursuant to the terms and conditions of this Addendum.
The Adaptation of the “Additional Area Pursuant to the Fourth Addendum” and the Minutes of Delivery
4.	a.	It is hereby agreed that the “Additional Area Pursuant to the Fourth Addendum” will be delivered to the possession of the Lessee as a frame (shell) on 1.1.2008, after receiving 4 (four) checks signed by the Lessee made out to the order of the Lessor and which shall be delivered by the Lessee to the Lessor for the securing of the payment of the rent for the lease of the “Additional Area Pursuant to the Fourth Addendum” for the period starting on 1.1.2008 and ending on 31.12.2008 and after receiving the “bank guarantee which is the subject matter of the Fourth Addendum” pursuant to the provisions of Section 8 below.

	b.	At the time of the delivery of possession of the “Additional Area Pursuant to the Fourth Addendum”, minutes will be drawn up prior to delivery to be signed by both parties to this Addendum and these minutes shall serve as prima facie proof that the Lessee has received possession of the “Additional Area Pursuant to the Fourth Addendum”, pursuant to the terms and conditions of this Addendum and to its complete satisfaction (hereinafter — “the Minutes of Delivery of the Additional Area Pursuant to the Fourth Addendum”).

If the Minutes of Delivery of the Additional Area Pursuant to the Fourth Addendum are not drawn up for any reason, then the actual receiving of possession of the Additional Area Pursuant to the Fourth Addendum shall be considered as confirmation on the part of the Lessee and as prima facie proof that indeed the Additional Area Pursuant to the Fourth Addendum has been delivered to the Lessee by the Lessor pursuant to the terms and conditions of this Addendum and to its full and complete satisfaction.

	c.	The Lessee hereby declares that he has viewed the Additional Area Pursuant to the Fourth Addendum, Hermon House, the Land and its surroundings and that he has found the Additional Area Pursuant to the

Fourth Addendum to be suitable and appropriate for all its purposes and needs regarding the use thereof in accordance with its needs and in accordance with the terms and conditions of this Addendum and that it hereby finally, completely and fully and absolutely waives any claim for defect and/or discrepancy in connection with the Additional Area Pursuant to the Fourth Addendum and/or in connection with its surroundings and/or in connection with Hermon House and/or in connection with the possibilities of utilizing it for its needs.

d.	The parties hereby agree that the Lessee shall be entitled to demand, in writing, from the Lessor, by 30.4.2008 to carry out adaptation works in the Additional Area Pursuant to the Fourth Addendum for the purpose of adapting the Additional Area Pursuant to the Fourth Addendum for the needs of the Lessee in accordance with the technical specifications attached hereto as Appendix B of this Addendum and constituting an integral and material part hereof. Should the Lessee demand that the Lessor execute the said Adaptation Works, it must submit, to the Lessor, detailed work plans approved by it by no later than 30.6.2008.

Should the Lessee submit to it detailed work plans which have been approved by it by 30.6.2008, as stated above, then, subject to the approval of these plans by an authorized engineer on behalf of the Lessor, the Lessor will complete the execution of the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum, pursuant to the specifications attached hereto as Appendix B of this Addendum, by 1.1.2009.

The parties hereby agree that for the purpose of executing the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum to be executed by the Lessor pursuant to the terms and conditions of this Addendum, if such are executed, then Lessor shall bear the cost of the amount in New Israel Sheqels equivalent to the amount of $240 (Two Hundred and Forty United States Dollars) for every m2 (gross) of the Additional Area Pursuant to the Fourth Addendum.

It is hereby clarified and agreed that all the payments and expenses involved in the execution of the Adaptation Works in the “Additional Area Pursuant to the Fourth Addendum for the Lessee’s purposes and which exceed the above said amount to be paid by the Lessor pursuant to the above said, without exception, shall be fully and exclusively paid by the Lessee upon demand of the Lessor.

e.	The parties hereby agree that the Lessee shall be entitled to execute various works in the Additional Area pursuant to the Fourth Addendum, at its exclusive and full expense, for the purpose of adapting it to the Additional Area Pursuant to the Fourth Addendum, for its own needs, but this is subject to all the plans and works which the Lessee intends carrying out in the Additional Area Pursuant to the Fourth Addendum requiring the prior written approval of the Lessor.

It is hereby clarified and agreed that all the provisions of the Main Contract, including the provisions in Sections 9, 19 and 31 of the Main Contract shall apply to the execution of the Adaptation Works in the Additional Area pursuant to the Fourth Addendum to be executed by the Lessee, should such be executed, and all of this mutatis mutandis, as the case may be.

f.	It is hereby clarified and agreed that should the Lessor deliver to the Lessee the actual possession in the Additional Area Pursuant to the Fourth Addendum before 1.1.2008, then all the provisions of this Addendum, including in the matter of the rate of the rent as detailed in Section 6 below, shall apply to the lease which is the subject matter of this Addendum, starting from the date at which the actual possession of the Additional Area Pursuant to the Fourth Addendum is delivered to the Lessee.

g.	It is hereby agreed that the breach of Section 4 above and/or the breach of any subsection thereof shall be considered as a fundamental breach both of this Addendum and of the Main Contract.

The Lease Period for the Additional Area Pursuant to the Fourth Addendum
5.	The parties hereby agree and undertake as follows:
a.	The Lessor hereby leases to the Lessee the Additional Area Pursuant to the Fourth Addendum and the Lessee hereby rents from the Lessor the Additional Area Pursuant to the Fourth Addendum, and all of this under rent which is not protected under the Protection of Tenancy Laws of all sorts including also under the Protection of Tenancy Law, 5732 — 1972 and all of this for a fixed and limited period of 48 (forty-eight) months only, which shall start on 1.1.2008 and which shall end on 31.12.2011 (hereinafter — “the Lease Period of the Additional Area Pursuant to the Fourth Addendum”).

b.	The Lessee is hereby given a conditional option (hereinafter — “the Option for the Additional Area Pursuant to the Fourth Addendum”) to extend the “Lease Period of the Additional Area Pursuant to the Fourth Addendum” together with the realization of the “Option Pursuant to the Third Addendum”, as defined in the “Third Addendum”, for a total period of time of 60 (sixty) months which shall start from 1.1.2012 and up until 31.12.2016 (hereinafter — “the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum”), but this shall be provided that the Lessee delivers to the Lessor, by no later than 30.6.2011 [that is to say at least 6 (six) months before the termination date of the “Lease Period of the Additional Area Pursuant to the Fourth Addendum”], with prior written notice according to which it is fully realizing its right pursuant to the “Option for the Additional Area Pursuant to the Fourth Addendum” and that it is extending the “Lease Period of the Additional Area Pursuant to the Fourth Addendum” up until the end of the “Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum”).

c.	To avoid any doubt, it is hereby emphasized and agreed that further to the terms and conditions mentioned in Section 5(b) above, it is hereby agreed between the parties that the Lessee shall not be entitled to continue with the lease pursuant to the “Option for the Additional Area Pursuant to the

Fourth Addendum”, and shall not be entitled to any extension of the lease which is the subject matter of this Addendum, if it does not fully and timely fulfill all the terms and conditions of this Addendum, including if it does not make the full payments, pay the full rent and management fees which it has undertaken to pay pursuant to the terms and conditions and provisions of this Addendum.

However, a delay in the providing of the notice for the realization of the “Option for the Additional Area Pursuant to the Fourth Addendum” and/or a delay in the payment of any payment whatsoever of the Rent which shall not exceed 15 (fifteen) days from the date set out as the payment date of that relevant payment pursuant to the terms and conditions of this Addendum shall not negate the right from the Lessee to continue the lease pursuant to the “Option for the Additional Area Pursuant to the Fourth Addendum” and pursuant to all other terms and conditions of this Addendum.

For the avoidance of any doubt it is hereby emphasized and agreed that the realization of the “Option Pursuant to the Third Addendum” which is the subject matter of the “Third Addendum” shall be conditional on the Lessee also realizing the “Option for the Additional Area Pursuant to the Fourth Addendum” pursuant to the terms and conditions of this Addendum and also it is hereby agreed that the realization of the “Option for the Additional Area Pursuant to the Fourth Addendum” pursuant to the terms and conditions of this Addendum shall be conditional on the Lessee also realizing the “Option Pursuant to the Third Addendum” pursuant to the terms and conditions detailed in the “Third Addendum”.

d.	It is hereby agreed and emphasized that for the lease in the “Lease Period of the Additional Area Pursuant to the Fourth Addendum” the terms, conditions and provisions of the Main Contract, of the Management Contract, of the First Addendum and of the Third Addendum shall apply and all of this subject to the changes to apply pursuant to the terms and conditions of this Addendum.

It is hereby agreed and emphasized that for the rent “in the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum” all the terms, conditions and provisions of this Addendum shall apply regarding the rent in the “Lease Period of the Additional Area Pursuant to the Fourth Addendum”, but this shall be subject to the requisite changes, including the rate of the rent as detailed below in this Addendum.

e.	The Lessee shall not be entitled to shorten the “Lease Period of the Additional Area Pursuant to the Fourth Addendum” and/or the “Extended of the Lease Period of the Additional Area Pursuant to the Fourth Addendum” if indeed it duly realizes with respect of such the “Option for the Additional Area Pursuant to the Fourth Addendum” pursuant to the terms and conditions of this Addendum and all of this, without receiving the prior written consent from the Lessor.

Furthermore it is hereby agreed that if the Lessee leaves the Leased Premises for any reason whatsoever before the end of the “Lease Period of the Additional Area Pursuant to the Fourth Addendum” or before the end of the “Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum”, as the case may be, without receiving the prior written consent of the Lessor, the Lessee shall be obligated to continue to pay the Lessor the full rent and management fees as detailed below in this Addendum for all the balance of the “Lease Period of the Additional Area Pursuant to the Fourth Addendum” and if it realizes the “Option for the Additional Area Pursuant to the Fourth Addendum”, also for any balance of the “Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum”, as the case may be.

f.	The breach of Section 5 above and/or the breach of any subsection thereof shall be considered a fundamental breach both of the Main Contract, of the First Addendum, of the Third Addendum and also of this Addendum.
Rent and Management Fees — Rates, Payment Conditions and Payment Dates

6.	The Lessee hereby undertakes to pay the Lessor Rent and Management Fees for the lease of the “Additional Area Pursuant to the Fourth Addendum” as detailed below:

a.	1.	The Lessee hereby undertakes to pay the Lessor monthly Rent and Management Fees for the lease of the “Additional Area Pursuant to the Fourth Addendum” during the period starting from 1.1.2008 or from the actual date of delivery of possession in the “Additional Area Pursuant to the Fourth Addendum”, according to the earlier of the above said dates, and ending on 31.12.2008 which shall amount to a monthly amount (principal) in New Israel Sheqels equivalent to the monthly amount (principal) of $8,900 (Eight Thousand Nine Hundred United States Dollars) [according to the calculation of the monthly Rent amounting to the monthly sum in New Israel Sheqels equivalent to an amount of (principal) of $10 (Ten United States Dollars) for every m2 of the Additional Area Pursuant to the Fourth Addendum] plus VAT as required by law.

It is hereby agreed between the parties that if, after 31.12.2008 the Lessee continues to hold possession of the Additional Area Pursuant to the Fourth Addendum in the frame (shell) form, the Lessee undertakes to continue to pay the Lessor the monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fourth Addendum which shall amount to a monthly amount (principal) in New Israel Sheqels, equivalent to the monthly amount (principal) of $8,900 (Eight Thousand Nine Hundred United States Dollars) [according to the calculation of the monthly Rent amounting to the monthly sum in New Israel Sheqels equivalent to (principal) of $10 (Ten United States Dollars) for every m2 of the Additional Area Pursuant to the Fourth Addendum] plus VAT as required by law and all of this up until the date at which the execution of the Adaptation Works in the

Additional Area Pursuant to the Fourth Addendum has been adapted to the needs of the Lessee.

For the avoidance of doubt it is hereby clarified that should Adaptation Works be execution in the Additional Area Pursuant to the Fourth Addendum by the Lessor and/or by the Lessee, then, starting from the date at which the said Adaptation Works have been completed, the provisions of Section 6(a)(2) below or 6(a)(3) below shall apply, as the case may be.

2.	Should the Lessor execute Adaptation Works in the Additional Area Pursuant to the Fourth Addendum according to the needs of the Lessee and these works are completed by the Lessor by 31.12.2008 then the Lessee will be obligated to pay the Lessor monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fourth Addendum during a period starting from 1.1.2009 and ending on 31.12.2011 which shall amount to a monthly sum (principal) in New Israel Sheqels equivalent to the monthly amount of (principal) $12,682.50 (Twelve Thousand Six Hundred and Eighty-Two United States Dollars (and Fifty cents)) [according to the calculation of the monthly Rent amounting to the monthly amount in New Israel Sheqels equivalent to the monthly amount of (principal) $14.25 (Fourteen United States Dollars and Twenty-Five United States Cents) for every 1 m2 of the Additional Area Pursuant to the Fourth Addendum] plus Value Added Tax as required by law.

It is hereby agreed that should the Lessee demand that the Lessor execute the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum and pursuant to the technical specifications attached hereto as Appendix B of this Addendum, and the Lessor concludes the execution of the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum before 1.1.2009, then the Lessee shall be obligated to the pay the Lessor monthly Rent and

Management Fees for the leasing of the Additional Area Pursuant to the Fourth Addendum in the amount stipulated in this Section 6(a)(2) starting from the date of the actual termination of the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum, as stipulated above and up until 31.12.2011.

3.	Should the Lessee execute Adaptation Works for its needs in the Additional Area Pursuant to the Fourth Addendum, the Lessee will be obligated to pay the Lessor monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fourth Addendum starting from the date at which the Lessee has completed the Adaptation Works it required or starting from the date at which the Lessee starts to use the Additional Area Pursuant to the Fourth Addendum after executing the Adaptation Works required by it, according to the earlier of these two dates and by 31.12.2011 which shall amount to a monthly amount (principal) in New Israel Sheqels equivalent to the monthly amount (principal) of $10,012.50 (Ten Thousand and Twelve United States Dollars (and Fifty United States Cents)) [according to the calculation of the monthly Rent amounting to the monthly amount in New Israel Sheqels equivalent to the monthly amount (principal) of $11.25 (Eleven United States Dollars and Twenty-Five United States Cents) for every 1 m2 of the Additional Area Pursuant to the Fourth Addendum] plus Value Added Tax as required by law.
b.	Should the Lessee exercise the Option for the Additional Area Pursuant to the Fourth Addendum in accordance with all the terms, conditions and provisions of this Addendum and rents the Additional Area Pursuant to the Fourth Addendum at the frame (shell) level then the Lessee hereby undertakes to pay the Lessor monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fourth Addendum, throughout the “Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum” which shall amount to a monthly sum (principal) in New Israel Sheqels equivalent to the monthly sum (principal) of $9,790 (Nine Thousand Seven Hundred and Ninety United States Dollars) [that is to say an addition of 10% (ten percent) to the Rent stipulated in Section 6(a)(1) above] plus Value Added Tax as required by law.

c.	Should the Lessee exercise the Option for the Additional Area Pursuant to the Fourth Addendum in accordance with the terms, conditions and provisions of this Addendum and should the Lessor execute the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum pursuant to the terms and conditions of this contract, then the Lessee hereby undertakes to pay the Lessor the monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fourth Addendum, throughout the “Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum” which shall amount to the monthly sum (principal) in New Israel Sheqels equivalent to the monthly sum (principal) of $13,950.50 (Thirteen Thousand Nine Hundred and Fifty United States Dollars (and Fifty United States Cents)) [that is to say an addition of 10% (ten percent) to the Rent stipulated in Section 6(a)(2) above] plus Value Added Tax as required by law.

d.	Should the Lessee exercise the Option for the Additional Area Pursuant to the Fourth Addendum pursuant to all the terms, conditions and provisions of this Addendum and should the Lessee execute the Adaptation Works in the Additional Area Pursuant to the Fourth Addendum, then the Lessee hereby undertakes to pay the Lessor monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fourth Addendum throughout the “Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum” which shall amount to the monthly sum (principal) in New Israel Sheqels equivalent to the monthly sum (principal) of $11,013.50 (Eleven Thousand and Thirteen United States Dollars (and Fifty United States Cents)) [that is to say an addition of 10% (ten percent) to the Rent stipulated in Section 6(a)(3) above] plus Value Added Tax as required by law.

e.	The full monthly Rent and Management Fees which the Lessee must pay to the Lessor for the lease of the Additional Area Pursuant to the Fourth Addendum throughout the Lease Period of the Additional Area Pursuant to the Fourth Addendum and throughout the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum, if the Option for the Additional Area Pursuant to the Fourth Addendum is exercised pursuant to the terms and conditions of this Addendum, will be paid by the Lessee to the Lessor in 3 monthly consecutive and continuous payments, each time making payment in advance for the full rent for 3 (three) additional months’ rent.

The payment dates of all the 3 monthly payments which the Lessee must make to the Lessor for the leasing of the Additional Area Pursuant to the Fourth Addendum will be on the 1st (first) of the following calendar months: January, April, July and October which shall start from 1.1.2008 and up until the end of the Lease Period of the Additional Area Pursuant to the Fourth Addendum pursuant to the terms and conditions of this Addendum.

f.	In order to ease the collection of the full Rent and Management Fees which the Lessee must pay to the Lessor for the leasing of the Additional Area Pursuant to the Fourth Addendum throughout the Rent Term of the Additional Area Pursuant to the Fourth Addendum, the Lessee will deliver to the Lessor, at the date of the signing of this Addendum, 4 (four) cheques signed by him, drawn up to the payment of the Lessor and in the full amount of the Rent and Management Fees (principal) referring to the months of rent which shall apply starting from 1.1.2008 and ending on 31.12.2008.

This arrangement shall apply, mutatis mutandis, as the case may be, also with respect of the balance of the Lease Period of the Additional Area Pursuant to the Fourth Addendum and if the Option for the Additional

Area Pursuant to the Fourth Addendum is exercised pursuant to all the terms, conditions and provisions of this Addendum, then also throughout the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum, in such a manner so that by no later than 14 (fourteen) days before the commencement of every relevant Lease Period of 12 (twelve) calendar months’ rent, the Lessee will deliver to the Lessor 4 (four) additional cheques for the prior payment of the full Rent and Management Fees pursuant to the terms and conditions of this Addendum for the following 12 (twelve) months’ Rent, and all as the case may be.

The payment dates of these cheques shall be in accordance with the payment date stipulated in Section 6(e) above. The full linkage differences to the USCPI Index, which shall apply for the linkage of the full Rent and Management Fees payments to the costs shall apply in the USCPI Index pursuant to that stipulated in Section 7 below which shall be paid by the Lessee to the Lessor in full and in effect at the payment dates of all the payments in Section 6(e) above.

To avoid doubt, it is hereby agreed and emphasized that the delivery of the above said cheques to the Lessor shall not be considered, under any circumstances, as payment on account of the Rent and the Management Fees which the Lessee must and/or which the Lessee will have to pay to the Lessor pursuant to the terms and conditions of this Addendum, and only the full and actual payment to the Lessor of these cheques shall be considered as payment on account of the Rent and the Management Fees owing to the Lessor from the Lessee pursuant to the terms and conditions of this Addendum.

Notwithstanding the above said it is hereby agreed by the parties that the Lessee shall be entitled, at its discretion, to pay the Rent and the Management Fees which it has undertaken to pay pursuant to the terms and conditions of this Addendum by dollar bank transfer to the Lessor’s account, No. 15030050 which is conducted at Bank Leumi of Israel, Ltd. (Yokneam Branch — Branch No. 876). The above said bank transfer dates shall be at the payment dates of the Rent and the Management Fees as detailed in Section 6(e) above.

Should the Lessee pay the Rent and the Management Fees by dollar bank transfer to the above said account of the Lessor, the relevant cheques shall be returned to the Lessee by the Lessor, which were delivered to the Lessor by the Lessee at the time of the signing of this Addendum for the securing of the payment thereof, within 7 (seven) days from the date of receiving written demand by the Lessee for the return of the relevant cheques.

g.	The breach of Section 6 above and/or the breach of any subsection thereof shall be considered as a fundamental breach of the Main Contract, of the First Addendum, of the Third Addendum and of this Addendum.
Linkage of the Payments to the Representative Rate in New Israel Sheqels of the United States Dollar and the Increase in the USCPI Index

7.	a.	All payments of Rent and Management Fees which the Lessee must pay to the Lessor pursuant to the terms and conditions of this Addendum and stipulated in this Addendum in United States Dollars must be paid by the Lessee to the Lessor in New Israel Sheqels in accordance with the representative rate in New Israel Sheqels of the United States Dollar known at the actual payment date of each payment for the Rent and Management Fees as stated above, or for any part of these payments, to be paid by the Lessee to the Lessor pursuant to the terms and conditions of this Addendum.

	b.	The parties hereby agree that all payments of Rent and Management Fees which the Lessee must pay to the Lessor pursuant to the terms and conditions of this Addendum shall be paid by the Lessee to the Lessor fully linked to all increases applying to the U.S. CPI Index and all pursuant to that detailed in the Main Contract, but subject to the U.S. CPI basic index for the purpose of calculating the Rent which the Lessee must pay to the Lessor for the leasing of the Additional Area Pursuant to the

Fourth Addendum to be published on 15.12.2006 for the month of November 2006 (hereinafter — “the Basic Index”).

Furthermore it is agreed and clarified that if any New Index is less than any New Index — then the calculations of the linkage shall be drawn up in accordance with the New Index most recently published prior to the actual date of the making of any relevant payment.

c.	It is hereby clarified that the provisions of Section 13 of the Main Contract shall apply to the payment of Rent and Management Fees pursuant to the terms and conditions of this Addendum, mutatis mutandis, as the case may be.

d.	The breach of Section 7 above and/or the breach of any subsection thereof shall be considered a fundamental breach of the Main Contract, of the First Addendum, of the Third Addendum and of this Addendum.
Collateral

8.	a.	It is hereby agreed that all the collateral delivered and/or to be delivered by the Lessee to the Lessor pursuant to the provisions of the Main Contract, the First Addendum and the Third Addendum, including all bank guarantees which are the subject of the Main Contract and the above said Addenda of the Main Contract shall serve for the securing of the fulfillment of the Lessee’s undertakings pursuant to that detailed in the Main Contract, the First Addendum and the Third Addendum and this Addendum of the Main Contract.

	b.	Furthermore, at the time of the signing of this Addendum, the Lessee hereby undertakes to deposit an additional bank guarantee with the Lessor which shall be independent, financial, unconditional and unreserved, of a recognized bank active in Israel. This guarantee shall not be negotiable and shall be made out to the deposit of the Lessor only.

This bank guarantee shall be made out in the sum of (principal) of $73,800 (Seventy-Three Thousand Eight Hundred United States Dollars) plus VAT as required by law [comparable to the Rent and Management Fees for 9 (nine) months of rent plus VAT as required by law]. This bank guarantee shall be fully linked to the increases applicable to the representative in New Israel Sheqels of the United States Dollar pursuant to the ratio at which the representative rate of the United States Dollar rises, as known at the time of the actual exercising, compared with the representative rate of the United States Dollar known at the time of issue (hereinafter — “the Bank Guarantee Which Is the Subject Matter of the Fourth Addendum”).

The period of the Bank Guarantee Which Is the Subject Matter of the Fourth Addendum shall be for the period of the Lease Period of the Additional Area Pursuant to the Fourth Addendum plus 3 (three) additional calendar months.

c.	If the Lessee exercises the Option for the Additional Area Pursuant to the Fourth Addendum and the lease which is the subject matter of this Addendum is extended for a period of the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum, then up until the date at which 6 (six) full months of lease are remaining up until the end of the Lease Period of the Additional Area Pursuant to the Fourth Addendum the Lessee shall provide the Lessor with a document for extending the validity of the Bank Guarantee Which Is the Subject Matter of the Fourth Addendum for the period of the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum, plus 3 (three) additional calendar months.

d.	All expenses, without exception, applying, if any, for and/or in connection with the issuing and/or extending of the validity of the Bank Guarantee Which Is the Subject Matter of the Fourth Addendum shall apply to and be paid by the Lessee in full.

e.	It is hereby agreed and emphasized between the parties that the Bank Guarantee Which Is the Subject Matter of the Fourth Addendum shall be a financial, independent bank guarantee which may be immediately realized in any event, for the securing of the fulfillment of the obligations of the Lessee pursuant to the provisions of the Main Contract, the First

Addendum, the Third Addendum and this Addendum of the Main Contract. Therefore, in any event of the breach of the Main Contract and/or the First Addendum and/or the Third Addendum and/or this Addendum by the Lessee, the Lessor shall be entitled to demand the payment of the Bank Guarantee Which Is the Subject Matter of the Fourth Addendum, fully or partially, in accordance with the terms and conditions of this Addendum provided that the Lessor give the Lessee written warning of its intention to realize this guarantee at least 10 (ten) days in advance.

f.	The breach of Section 8 and/or the breach of any subsections thereof, shall be considered as a fundamental breach both of the Main Contract, the First Addendum, the Third Addendum and of this Addendum.
Negating of the Protection of Tenancy Laws

9.	a.	The Lessor hereby undertakes to lease the Additional Area Pursuant to the Fourth Addendum to the Lessee and the Lessee for its part undertakes hereby to rent from the Lessor the Additional Area Pursuant to the Fourth Addendum and all of this pursuant to a lease for which the Protection Law and/or the protection of tenancy laws of all sorts shall not apply throughout the duration of the Lease Period of the Additional Area Pursuant to the Fourth Addendum and throughout the duration of the Extended Lease Period of the Additional Area Pursuant to the Fourth Addendum, should the Option for the Additional Area Pursuant to the Fourth Addendum be exercised pursuant to the terms and conditions of this Addendum.

	b.	The Lessee hereby declares that it has not paid the Lessor any key money for the Additional Area Pursuant to the Fourth Addendum and/or any part thereof, that it has not undertaken to pay any key money for the renting of the Additional Area Pursuant to the Fourth Addendum and/or any part thereof, that it has not given any consideration for the Additional Area Pursuant to the Fourth Addendum and/or any part thereof, cannot be considered as key money under the Law and that the protection of tenancy laws of various sorts including the Law shall not grant it any protection whatsoever as a protected tenant with respect of the Rent of the Additional Area Pursuant to the Fourth Addendum and/or part thereof.

c.	It is hereby agreed that the breach of Section 9 above and/or the breach of any subsection thereof shall be considered as a fundamental breach of the Main Contract and of this Addendum.
Guarantees and Taxes

10.	a.	For the avoidance of doubts it is hereby agreed and emphasized that before any use is made by the Lessee and/or anyone on its behalf of the Additional Area Pursuant to the Fourth Addendum the Lessee shall provide the Lessor with all the confirmations regarding the insurance policies for all of the insurance policies which the Lessee has undertaken to procure pursuant to that detailed in the Main Contract.

	b.	The parties hereby agree that the terms, conditions and provisions of the Main Contract shall be binding on the parties in all matters relating to the renting of the Additional Area Pursuant to the Fourth Addendum and considering the changes detailed in the First Addendum, the Third Addendum and in this Addendum.

	c.	It is hereby agreed and clarified that further to the Rent stipulated in Section 6 above, the Lessee undertakes to pay in full, regularly and by the due dates, starting from 1.1.2008 or at the actual date of delivery of possession of the Additional Area Pursuant to the Fourth Addendum, to the Lessee, according to the earlier of the above said dates, to pay all the said taxes, levies, payments and expenses applicable with respect of the Additional Area Pursuant to the Fourth Addendum including all the taxes, fees, municipal rates and taxes, obligatory payments, and all other payments involved with the use and/or possession of the Additional Area Pursuant to the Fourth Addendum and pursuant to the terms and conditions of this Addendum as is required by that stipulated in Section 22 of the Main Contract the conditions of which shall apply, mutatis mutandis, as the case may be, also to the rent of the Additional Area

Pursuant to the Fourth Addendum, pursuant to the terms and conditions of this Addendum of the Main Contract.

Similarly the Lessee will pay all the taxes, levies, fees and expenses for electricity, water, municipal rates and taxes and other such additional regular payments involved with the management of its business in the Additional Area Pursuant to the Fourth Addendum and/or the holding thereof and/or the maintenance thereof and/or the use thereof of the Additional Area Pursuant to the Fourth Addendum.

Notwithstanding the above said it is hereby and declared that the payment for electricity for the chillers of the air condition system at Hermon House is included in the Management Fees stipulated in Section 6 above.

d.	The Lessee hereby undertakes to use the Additional Area Pursuant to the Fourth Addendum only for the purposes of the lease as defined in the Main Contract.

e.	It is hereby agreed between the parties that the breach of Section 10 above and/or the breach of any subsection therein shall be considered as a fundamental breach of the Main Contract and of this Addendum.
General

11.	a.	It is agreed and emphasized that the terms and conditions of the Main Contract, the First Addendum and the Third Addendum shall apply to the lease which is the subject matter of this Addendum, mutatis mutandis, all as the case may be, and pursuant to the terms and conditions of this Addendum.

	b.	The parties hereby agree that in any event of the fundamental breach of the Main Contract and/or the First Addendum and/or the Third Addendum and/or this Addendum by the Lessee, the provisions of the Main Contract, the First Addendum and the Third Addendum shall apply, including in the matter of the vacating of the New Leased Premises and/or the Additional Area Pursuant to the Fourth Addendum and/or the Current Leased Premises shall apply mutatis mutandis.

c.	The parties agree that all the terms and definitions mentioned in this Addendum shall have the same meaning given to them in the Main Contract and/or the First Addendum and/or the Third Addendum and/or in the Management Agreement, but all of this provided that no other definition and/or contrary definition has been provided in this Addendum.

d.	The parties hereby agree that the fundamental breach of this Addendum of the Main Contract shall be considered, for all intents and purposes, as a fundamental breach both of the Main Contract, the First Addendum and of the Third Addendum.

e.	Any change to the terms, conditions and provisions of this Addendum shall be done in writing only and signed by both parties to this Addendum. Any notice pursuant to this Addendum shall be done in writing only.
In Witness Whereof the Parties Have Set Their Hand:-
The Lessor: (Signed and stamped)
Shaar Yokneam
Limited Registered Partnership
The Lessee: (Signed and stamped)

Mellanox Technologies, Ltd.

Hermon House
Technical Specifications — For the Interior Finishing — Offices
1.	A General Description of the Project
1.1	The building is located in the Shaar Yokneam complex in Upper Yokneam.

1.2	The building is zoned for occupation by companies dealing in the hi-tech software and hardware field.

1.3	The building has a parking level on an open-sided parking storey for approximately 75 cars and parking areas in the yard.

1.4	The building has a ground floor level and 6 office floors at a height of about 3.8m.
2.	General Technical Description
2.1	The frame (shell) of the building is made of reinforced concrete and the ceilings of prefabricated elements.

2.2	The facades — pillars covered with marble and a glass curtain wall, windows integrating glass and aluminum.

2.3	The building has 3 sophisticated passenger elevators with luxurious finishing and 2 cargo elevators for loads of up to 2 tons with a key of 2.10m height.

2.4	The building has a central air conditioning system based on a water heating/cooling system.

2.5	The building includes an automatic fire extinguishing system in accordance with the demands of the fire and rescue services.

2.6	The building includes an emergency public announcement system in the public areas.

2.7	The building includes a central kernel, emergency stairways, protected defensive area rooms, toilets, service shafts, control and information points.

2.8	The surroundings of the building have been developed at a high level including paved paths, decorative gardening and lighting.

2.9	Emergency lighting shall be executed in the public areas.

2.10	A telephone system has been installed in the building of Bezeq — Kol for the convenience of the tenants.
3.	The Public Areas in the Building
3.1	Parking areas
•	The paving of the parking area is of smoothed concrete.

•	The walls and ceilings have been whitewashed with synthetic whitewash.

•	The height of the parking is 2.30m.
3.2	A typical floor — entrance lobbies
3.2.1	The floor areas and the wall areas are covered with marble or ceramics.

3.2.2	An artificial decorative ceiling integrated with decorative lighting (at the choice of the architect).

3.2.3	There is a central air conditioning system in the entrance lobby including heating and cooling.
3.3	Internal divisions
3.3.1	The plans for the public and emergency corridor and kernel areas cannot be changed.

3.3.2	The internal division for the floors has been adapted to the needs of the Lessee.
4.	The Technical Specifications for a Typical Floor
4.1	Walls
4.1.1	The walls between the tenants are blocks of 20cm or plaster of paris walls of 12cm.

4.1.2	The internal divisions — plaster of paris walls of 10cm with rock wool.

4.1.3	The finishing of the internal walls — Supercryl paint.
4.2	Flooring and cladding
4.2.1	In the rooms there is a level 2 fire-resistant carpet at a basic price of 60 NIS per m2.

4.2.2	The manufacturing room and the laboratory have antistatic PVC of type 10 in sevenths, at a price of NIS 80 per m2.

4.2.3	In the corridors leading to the main rooms there is ceramic type flooring at a price of NIS 50/manufactured by Negev Ceramics.
4.3	Acoustic ceiling
4.3.1	A lowered acoustic ceiling of mineral sheets 60/60 or 120/60cm with Z plus L finishing of the Orion model 210, including the integrating of lighting features within the ceiling without ducts.
4.4	Plumbing, electricity and communications
4.4.1	The electricity system for the room includes (2 electricity points, 1 UPS point, 2 telephone points with 6 tendon cables, 1 computer point including piping only for every room with 2 systems).

4.4.2	In the corridors there is an electricity point for every 5m in length.

4.4.3	The Leased Premises is connected to the electricity system.

4.4.4	The connection to Bezeq and the ordering of telephone lines is to be done by the Lessee.

4.4.5	Lighting:

Sunken lighting at measurements of 60cm X 60cm of the Telor type or equivalent 18W X 4, including emergency lighting according to the planning of the electricity consultant.
4.5	Sanitary system and toilets
4.5.1	Toilets on the floor levels for men and women in the public kernel areas including accessories at a high standard.
5.	Carpentry in the Building — Doors
5.1	Every room has a wooden door filled at 60% covered with Formica with measurements of 25 X 80cm.

5.2	The doorknobs are of the “Alom” sort or equivalent.
6.	Aluminum
6.1	A double-winged entrance door made of Kalil 2000 aluminum or equivalent according to the planning of the architect.
7.	Sprinkler system

7.1	A sprinkler system has been installed of an ordinary sort in the area of the Leased Premises according to the planning, integrated into the acoustic ceiling.
8.	Air conditioning system
8.1	The area of the Leased Premises is air conditioned by the central air conditioning system of the building.
9.	The approval of the internal system plans
9.1	Finishing work without permanent fixtures.

9.2	The Lessee will submit the plans for the internal systems signed and approved for execution.